2001 Semiannual Report

   Wanger U.S. Small Cap
   Wanger International Small Cap
   Wanger Twenty
   Wanger Foreign Forty


Logo: Squirrel
Wanger Advisors Funds

managed by Liberty Wanger Asset Management, L.P.

LOGO: Squirrel    WANGER ADVISORS TRUST
                  2001 SEMIANNUAL REPORT

    Contents

 2  A Decision that Shaped
    the World
 4  Performance Review
    Wanger U.S. Small Cap
 6  Performance Review
    Wanger International
    Small Cap
 8  Performance Review
    Wanger Twenty
10  Performance Review
    Wanger Foreign Forty
12  Statement of Investments
    Wanger U.S. Small Cap
17  Statement of Investments
    Wanger International
    Small Cap
21  Portfolio Diversification
    Wanger International
    Small Cap
22  Statement of Investments
    Wanger Twenty
24  Statement of Investments
    Wanger Foreign Forty
26  Portfolio Diversification
    Wanger Foreign Forty
28  Statements of Assets
    and Liabilities
29  Statements of Operations
30  Statements of Changes in
    Net Assets
32  Financial Highlights
    Wanger U.S. Small Cap
33  Financial Highlights
    Wanger International
    Small Cap
34  Financial Highlights
    Wanger Twenty
35  Financial Highlights
    Wanger Foreign Forty
36  Notes to Financial Statements



LIBERTY WANGER ASSET MANAGEMENT, L.P. ("LWAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. LWAM MANAGES MORE THAN $9 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALL CAP, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY, WANGER FOREIGN FORTY AND THE LIBERTY ACORN FAMILY OF FUNDS.
FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE LIBERTY ACORN FUNDS, OR OUR FEES AND EXPENSES, CALL 1-800-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Wanger Advisors Trust      2001 Semiannual Report

LOGO: Squirrel
SQUIRREL CHATTER:
A DECISION THAT SHAPED THE WORLD



In investing, business and everyday life, one well-timed decision can make all the difference. One little-remembered decision made 57 years ago changed history. In July 1944, the Democratic Convention met in Chicago to choose its presidential and vice-presidential candidates. The presidential choice was very easy; Franklin D. Roosevelt had completed three terms as president and merely had to agree to run to get the nomination. FDR's vice-presidential choice in 1940 had been Henry A. Wallace, who had proved himself intelligent, honest, a committed New Dealer, and highly popular with most Democrats. Wallace expected to be renominated easily. However, seemingly as an afterthought, Senator Harry
S. Truman won the nomination instead of Wallace. How did the Truman nomination happen?

Henry A. Wallace, 53, was tall, athletic, intense, and ideological, a true believer in the New Deal, and spokesman for the left wing of the Democratic Party. He had strong support from organized labor. His position on civil rights was exemplary, 20 years ahead of his time. An Iowan, he had been an editor (Wallaces' Farmer), businessman (a founder of Pioneer Hi-Bred Corn), and Secretary of Agriculture from 1932-1940. He was considered the best Secretary of Agriculture ever. In 1940, FDR picked him to be vice president. Most Americans, and Wallace himself, expected he would run as Roosevelt's vice president again in 1944.

Wallace had a number of defects as a candidate. He was apolitical, having never run in an election until 1940. As vice president, he chaired the Senate, but clearly disliked the job, so he had poor relations with Capitol Hill. His civil rights stance was anathema to the Solid South Democratic stronghold. Worst of all, his ultra-liberal ideas and his uncritical acceptance of Communist support (even though Wallace himself was not a Communist) made him unacceptable to the majority of the country that distrusted "Uncle Joe" Stalin.

The professional leaders of the Democrats decided that Wallace would cost the ticket too many votes in November. This group met with Roosevelt in the White House on July 11, 1944, only a few days before the convention. FDR's health was failing rapidly; he only worked 20 hours per week, and was unable to stay fully alert through a long meeting. The anti-Wallace group was:

   Ed Flynn, boss of the Bronx, organizer of the meeting
   Frank Walker, postmaster general
   Bob Hannegan, new chairman of the national committee
   George E. Allen, party secretary
   Ed Pauley, oil tycoon, friend of FDR, party treasurer, big contributor Ed Kelly, mayor of Chicago, the host city for the convention

The goal was to stop Wallace; the group had a number of replacements that they would have accepted. By the end of the evening, all agreed that Truman would be the best candidate. On the plus side, Truman was honest, bright, sensible, decisive, and hard working. His 10 years in the Senate ensured cordial relations with the legislative branch. He had few enemies. The Truman committee had investigated waste, corruption, and mismanagement in defense procurement, and got high marks for effectiveness and fairness, causing Time magazine to name him the most outstanding member of the Senate.

There was still a lot of work to do to get Truman in. The next step was to eliminate other candidates who might split the anti-Wallace vote. That meant getting Jimmy Byrnes out of the race. Byrnes was a distinguished politician who had been congressman, senator, Supreme Court justice, and "assistant president" to FDR; in the future he would be Truman's secretary of state and governor of Byrnes' beloved South Carolina. Hannegan wrecked his candidacy by telling a meeting on July 16 that the president had said, "Clear it with Sidney." Sidney was Sidney Hillman, vice president of the CIO, a major contributor to the Democratic party. (He invented the PAC.) Hillman considered Byrnes anti-labor. Hillman also opposed the segregationist position of Byrnes and every Southern Democrat. Byrnes was forced to drop out.

The next problem was getting Truman to run. He was reluctant to leave the Senate, and in fact was planning to make Byrnes' nominating speech. Roosevelt and Hannegan had a phone conversation with Truman listening, and Harry Truman followed FDR's decision to put him on the ticket.

The convention vote was up for grabs. Wallace had a near majority of delegates in his favor, and his plan was to stampede the convention. After Roosevelt had been renominated, a formality, Wallace supporters packed the galleries, many using fake tickets. Their goal was to nominate and elect Wallace that night. The hall was in pandemonium, but before the Wallace forces could act, Hannegan's assistants adjourned the convention. The pros kept control.

The next morning was the vice-presidential ballot. To win, one needed 589 votes. The party bosses made sure that

                                       2

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Wanger Advisors Trust      2001 Semiannual Report


enough favorite sons were nominated to keep Wallace from a first-ballot victory, and the tactic worked. Wallace got an impressive but insufficient 429 1/2 votes to Truman's 319 1/2. On the second ballot, the favorite sons switched to Truman, and the nomination went to Harry S. Truman by a landslide. The party insiders had won.

The Democrats won a solid victory in November, concealing the failing health of FDR. Party Chairman Robert Hannegan, for instance, insisted, "The President is very vigorous, the picture of health." FDR's doctor, Admiral Ross McIntire, told the New York Times: "The President's health is perfectly OK." In fact, the party leadership knew that FDR could not possibly live out a fourth term. It was obvious to many, but not all, of the delegates to the July convention that they were nominating two presidents, not just one. FDR died of a massive stroke only 82 days into his fourth term, making Truman the president.

What would have happened if Wallace had converted his first ballot lead at the convention into a majority vote on the second ballot? As vice-presidential candidate, he would have been more controversial than Truman. The Democratic Party would have lost some votes, especially in the South, but few elections are changed by the vice-presidential nominee, so it is probable that Roosevelt still would have defeated Dewey. Therefore, Wallace would have become President in April 1945. At that time, Germany was within weeks of surrender. The Soviet Army had liberated Eastern Europe from the Nazis but Stalin was setting up Communist puppet regimes in Poland, Rumania, Bulgaria, and Czechoslovakia; the three Baltic states were made parts of the USSR. France and Italy were ruined by war and had large Communist parties that had hopes of taking over. Germany had had its factories and housing destroyed, and was divided into four zones of occupation. We don't know what Wallace would have done as President, but we do know how he reacted to Truman's foreign policy.

When Harry Truman became president, he faced plenty of obstacles. He had been a dirt farmer in Missouri and had no college education at all. FDR never liked him, so Truman had had no briefings of any sort about American war plans, the atom bomb, or the Teheran and Yalta Conferences with Stalin. The Democratic Party was leaderless and factionalized, with an extreme left wing represented by Wallace, a conservative segregationist Southern wing, and a moderate center. The war was still on. The Japanese were militarily in a hopeless position but capable of inflicting heavy casualties on the planned American invasion.

From the beginning, Truman listened to diplomats such as George Kennan and Chip Bohlen who counseled him to take a realistic, tough stance toward Stalin. Wallace was troubled by Truman's intransigence, which started in April 1945 in a conversation between Truman and Molotov. In December 1945, Britain asked for a $4 billion construction loan; Wallace advocated an equal loan to Russia. In March 1946, Churchill made his "Iron Curtain" speech; Wallace opposed the USA and UK "ganging up." In March 1947, Truman called for $400 million in military aid to Greece and Turkey to fight Communist armed factions, a crucial step in keeping Greece in the Free World; Wallace opposed it. In June 1947, George Marshall suggested massive aid to Western Europe; Wallace, by then openly the leader of the Progressive Citizens of America, came out against the Marshall Plan. The American left split in early 1947, with the non-Communists forming Americans for Democratic Action; Wallace's Progressives became dominated by Communists.

One might well conclude that Truman's common sense and decisiveness kept Western Europe in the Free World, so that 50 years later the Iron Curtain would disintegrate in favor of a peaceful, free Europe. If Wallace's soft line had prevailed, Soviet domination of all of Europe would have locked hundreds of millions in tyranny and put the United States in a position of military inferiority with unknowable consequences.


Photo of: RALPH WANGER
Chief Investment Officer,
Liberty Wanger Asset Management, L.P.




--------------------------------------------------------------------------------
Culver & Hyde, American Dreamer: A Life of Henry A. Wallace, W.W. Norton,
New York, 2000.

Ferrell, Choosing Truman: The Democratic Convention of 1944, University of Missouri, Columbia, MO, 1994.

Fleming, The New Dealers War: FDR and the War Within World War II, Basic Books, New York, NY, 2001.

McCullough, Truman, Touchstone, New York, NY, 1992.

                                       3

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Wanger Advisors Trust      2001 Semiannual Report


PERFORMANCE REVIEW     WANGER U.S. SMALL CAP

LOGO: Squirrel

Wanger U.S. Small Cap gained 15.29% in the first six months of this year, outpacing the 6.85% gain of the Russell 2000. For the one-year period ended June 30, the Fund was up 23.97% while the Russell 2000 was nearly flat, up 0.57%.

The big winners for the six-month period included auto lender AmeriCredit. In March AmeriCredit announced its eleventh straight quarter of earnings growth over 20% and, for the quarter ended June 30, earnings growth topped 70%. ITT Educational Services was also a significant contributor to Fund performance. The stock saw strong gains as enrollment growth nearly doubled expectations. National Data, formerly a combined credit card and health claim processor, spun off the credit card processing arm and created Global Payments. The move boosted valuations of the businesses as the market responded favorably to this purer structure.

The Fund's outperformance also can be attributed to a bottom-up investment approach that has led the investment team to niche companies that have been able to withstand sector volatility. We look for companies that are not impacted by industry factors; companies that operate to some extent in their own individual industries. For example, CACI International is a technology services company stock. IT consulting companies like CACI have been hammered as contracts slowed post-Y2K and after the technology bubble burst. But CACI was relatively unaffected by all of this. Why? Because the majority of its business is with the Department of Defense, a consistent provider of business for a company that specializes in defense-oriented technology needs. CACI's 10%-a-year earnings growth was not enough to catch the markets' attention during the technology glory days but now that the tides have turned, the stock has more than doubled in price as investors have begun to take notice.

Our losers for the quarter included Acxiom, a provider of database marketing services. We picked up the stock last year after an announcement of an earnings shortfall caused it to drop. The stock doubled almost immediately. Unfortunately, the current economy is causing many corporations - Acxiom's clients - to cut spending, hindering Acxiom's ability to sell the pricey database marketing software it offers. Dynegy, a natural gas and electricity processor and marketer, gave back some of last year's gains. The stock fell with the energy sector as oil prices declined.

Small caps were well ahead of large caps in both the first and second quarters of 2001. The S&P 500 was up 5.85% while the Russell 2000 Index returned 14.29% for the most recent three months. We are only three quarters into what appears to be an up-cycle for small caps. Historically these cycles have tended to last for multi-year periods. We believe small-cap stock valuations are still cheap compared to large caps. With these factors in place, we believe the future of small caps continues to be very promising.

As of 6/30/01, the Fund's positions in the holdings mentioned were: AmeriCredit, 5.3%; ITT Educational Services, 4.8%; National Data, 2.1%; Global Payments, 1.5%; CACI, 1.3%; Acxiom, 0.5%; Dynegy, 3.8%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


Photo of: ROBERT A. MOHN
Portfolio Manager


                                       4

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Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP                               RESULTS TO JUNE 30, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER U.S. SMALL CAP

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH JUNE 30, 2001

      AVERAGE ANNUAL TOTAL RETURN
----------------------------------------
  1 Year    3 Years   5 Years     Life
  23.97%     7.69%    15.58%     20.57%

LINE CHART:
                           WANGER U.S. SMALL CAP:    Russell 2000:
5/31/95                    9870                      10179.4
6/30/95                    10770                     10707.5
9/30/95                    12060                     11764.9
12/31/95                   11600                     12019.9
3/31/96                    13296.8                   12633.3
6/30/96                    15350.9                   13265.3
9/30/96                    15791.8                   13310.1
12/31/96                   17004.2                   14002.6
3/31/97                    16365.5                   13278.5
6/30/97                    19093.1                   15431.1
9/30/97                    22394.9                   17727.7
12/31/97                   22005.3                   17134
3/31/98                    24865.1                   18857.5
6/30/98                    25361.1                   17978.3
9/30/98                    20875.5                   14356.5
12/31/98                   23916.2                   16697.8
3/31/99                    22387.9                   15792.1
6/30/99                    26374.6                   18248
9/30/99                    25388.8                   17094.2
12/31/99                   29908.8                   20247.2
3/31/00                    29077                     21681.5
6/30/00                    25545.4                   20862
9/30/00                    26740.9                   21092.7
12/31/00                   27469.2                   19635.5
3/31/01                    26306.2                   18358.2
6/30/01                    31669.3                   20981.2


This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2001 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.


--------------------------------------------------------------------------------
RESULTS AS OF JUNE 30, 2001

                             2nd     Year
                         quarter  to date 12 months
WANGER U.S. SMALL CAP     20.39%   15.29%    23.97%
Russell 2000              14.29%    6.85%     0.57%
S&P MidCap 400            13.16%    0.97%     8.87%
S&P 500                    5.85%   -6.70%   -14.83%

N.A.V. AS OF 6/30/01:  $23.03

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/01
Information                                  32.5%
Health Care                                  17.1
Finance                                      12.9
Energy/Minerals                              10.3
Consumer Goods/Services                       9.9

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. Lincare Holdings    5.8%
Home Health Care Services

2. AmeriCredit         5.3%
Auto Lending

3. ITT Educational
Services               4.8%
Technology-oriented Post Secondary Degree Programs

4. Dynegy              3.8%
Natural Gas & Electronic Processing, Production & Marketing

5. First Health Group  3.4%
PPO Network

6. Conectiv            3.0%
Electric Utility in New Jersey, Delaware & Maryland

7. SEI Investments     3.0%
Mutual Fund Administration

8. TDS                 2.7%
Cellular & Telephone Services

 9. Kronos             2.3%
Labor Management Solutions

10. JDA Software       2.2%
Application/Software & Services for Retailers

Wanger Advisors Trust      2001 Semiannual Report

PERFORMANCE REVIEW    WANGER INTERNATIONAL SMALL CAP

LOGO: Squirrel

Continued volatility in technology and telecommunication stocks and declining currencies, relative to the U.S. dollar, reduced international equity returns for U.S. investors. Wanger International Small Cap ended the six months down 10.53% while the EMI Global ex-US Index declined 7.22% and the EMI World ex-US Index dipped 7.94%. By comparison, large-cap international stocks were down 14.61% (based on the EAFE Index) and the broad Lipper International Funds Index fell 12.53%.

We had three acquisition stories among our top five performers. In mid-June it was announced that Omni Industries, a contract electronics manufacturer based in Singapore, would be acquired by Celestica (Canada). Kempen & Co., an investment management company based in the Netherlands, also rose on acquisition news. Dexia Group, a French-Belgian bank, agreed to acquire Kempen for a 36% premium. The deal enables Kempen to add to its position in European securities and capital markets. And finally, Selecta, a Swiss-based owner and operator of vending machines, was purchased by Compass, a leading catering firm headquartered in the UK. Compass acquired Selecta in February for a 25% premium. The Fund held onto Omni Industries but took profits on Kempen and Selecta, selling the positions.

Our worst performing holding this quarter was Dutch office supply distributor Buhrmann. While its Corporate Express division is still #1 in the world, its share price could not withstand two consecutive profit warnings. Informa Group, a British business information provider with a strong emphasis in the telecommunication and media areas, declined along with the telecom sector.

International markets continue to be volatile. In many cases, international company share prices are back to where they were three to four years ago. However, the price-to-earnings ratios are now lower than they were several years ago. For example, Hunter Douglas, a company in the Netherlands that manufactures decorative window coverings, is at the same price today that it was in 1997 despite the fact earnings have been up every year since. We are taking advantage of this buying opportunity, adding new names that we believe are good values and that have the potential to grow.

As of 6/30/01, the Fund's positions in the holdings mentioned were: Omni Industries, 1.7%; Kempen & Co., 0.0%; Selecta, 0.0%; Buhrmann, 0.8%; Informa, 0.8%; Hunter Douglas, 1.9%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Photo of: MARCEL P. HOUTZAGER
Portfolio Manager


Mr. Houtzager will be the portfolio manager of the Fund through 8/31/01. Thereafter, an investment team will manage the Fund.

                                       6

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Wanger Advisors Trust      2001 Semiannual Report

WANGER INTERNATIONAL SMALL CAP                      RESULTS TO JUNE 30, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER INTERNATIONAL SMALL CAP

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH JUNE 30, 2001

        AVERAGE ANNUAL TOTAL RETURN
---------------------------------------
  1 Year    3 Years   5 Years     Life
  -33.35%   11.58%    11.60%     19.35%


LINE CHART:

                WANGER INTERNATIONAL
                SMALL CAP:                EMI World ex-U.S.:         EMI Global ex-U.S.:


5/31/95         10790                     9679.25                    10000
6/30/95         10970                     9560.11                    9889.52
9/30/95         12910                     9933                       10265.1
12/31/95        13450                     10128.8                    10421.5
3/31/96         15499.1                   10710.7                    11019.5
6/30/96         17183.4                   11185.1                    11491.6
9/30/96         17023                     10931.2                    11217.3
12/31/96        17754.8                   10862.8                    11051.5
3/31/97         18357.5                   10663.4                    10973
6/30/97         19568.3                   11430.7                    11753.3
9/30/97         19363.1                   10968.8                    11308.5
12/31/97        17495.5                   9841.81                    10048.2
3/31/98         21306.5                   11535.1                    11686.3
6/30/98         21410.2                   11494                      11462.2
9/30/98         17437.3                   9753.22                    9673.65
12/31/98        20352.2                   11037.7                    10923.1
3/31/99         21564.1                   11195.7                    11104.9
6/30/99         25404.3                   11884.5                    11939.7
9/30/99         29265.6                   12490.3                    12484.8
12/31/99        46071.7                   13632.1                    13688.2
3/31/00         54788.8                   13907.5                    14005.8
6/30/00         44628                     13664.3                    13590.7
9/30/00         41179                     12944.5                    12822.6
12/31/00        33243.8                   12224.6                    11966
3/31/01         29861.7                   10921.8                    10807.9
6/30/01         29725.8                   11253.9                    11102.3


This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2001 with the EMI World ex-U.S. and the EMI Global ex-U.S. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billon. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

--------------------------------------------------------------------------------

RESULTS TO JUNE 30, 2001
                                     2nd       Year
                                 quarter    to date   12 months

WANGER INTERNATIONAL SMALL CAP    -0.40%    -10.53%    -33.35%
EMI Global ex-US                   2.72%     -7.22%    -18.31%
EMI World ex-US                    3.04%     -7.94%    -17.64%
EAFE                              -1.04%    -14.61%    -23.74%
Lipper International Funds Index   0.59%    -12.53%    -22.21%

N.A.V. AS OF 6/30/01: $17.50

The EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. The EMI World ex-US is an index of the bottom 20% of institutionally investable capital of developed, non-U.S. countries, as selected by index sponsor. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small-cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 6/30/01
Japan                                         15.1%
United Kingdom                                12.0
Canada                                         8.9
Netherlands                                    8.5
Germany                                        6.7

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. AltaGas Services    2.5%
Natural Gas Gatherer &
Processor - Canada

2. Expro International 2.3%
Offshore Oil Field Services - UK

3. Penn West Petroleum 2.0%
Oil & Gas Producer - Canada

4. Hunter Douglas      1.9%
Decorative Window Coverings - Netherlands

5. Patheon             1.8%
Pharmaceuticals - Canada

6. St. James Place
Capital                1.7%
Life Insurance - UK

7. Omni Industries     1.7%
Electronic Manufacturing
Services - Singapore

8. Corp Interamericana
de Entretenimiento     1.6%
Special Events & Live Entertainment - Mexico

9. ARRK                1.5%
Prototypes & Moulds - Japan

10. CSK                1.4%
Computer Services - Japan

Wanger Advisors Trust      2001 Semiannual Report

PERFORMANCE REVIEW     WANGER TWENTY

LOGO: Squirrel

Wanger Twenty returned 3.55%, ending the six months well ahead of the 0.97% return of the S&P MidCap 400 and the 6.70% decline of the S&P 500.

Nova Corp was the biggest winner for the six-month period, up 59%. The company announced on May 7 that U.S. Bancorp was acquiring it for $31 per share, a 32% premium to the market price at that time. We expect the deal to close in the third quarter of this year and the Fund will receive either cash or stock of U.S. Bancorp. Thanks to Wanger U.S. Small Cap's Robert Mohn who followed Nova internally. Other winners included H&R Block, up 58% on strong results following this year's tax season, and Jones Apparel, up 34% due to good reported earnings and several favorable acquisitions.

The biggest loser during the six-month period was Waters Corp, down 66% due to a profit warning. We believe long-term prospects remain strong for Waters and have added to our investment. We sold our next biggest loser, McLeod USA, down 38%, as fundamentals in the telecom industry deteriorated. We swapped into American Tower, a stock that has much better prospects, in our opinion. We also swapped our energy stocks, selling Dynegy and Devon for Aquila and XTO believing the latter two represent better value. As energy stocks ran out of gas, XTO fell 31%. We took advantage of the dip, increasing our position in the stock. We believe the long-term outlook for Aquila and XTO remain favorable.

As of 6/30/01, the Fund's positions in the holdings mentioned were: Nova Corp, 6.5%; U.S. Bancorp, 0.0%; H&R Block, 6.1%; Jones Apparel, 5.1%; Waters Corp, 1.5%; McLeod USA, 0.0%; American Tower, 1.7%; Dynegy, 0.0%; Devon, 0.0%; Aquila, 4.2%; XTO, 3.7%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


Photo of:  JOHN H. PARK
Portfolio Manager

Wanger Advisors Trust      2001 Semiannual Report

WANGER TWENTY                                       RESULTS TO JUNE 30, 2001

THE VALUE OF A $10,000 INVESTMENT IN
WANGER TWENTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH JUNE 30, 2001


     AVERAGE ANNUAL
      TOTAL RETURN
-----------------------
  1 Year     Life
  10.12%     19.03%

LINECHART:
                           WANGER TWENTY:            S&P MidCap 400:
2/28/99                    9750                      9476.42
3/31/99                    10530                     9741.15
6/30/99                    12530                     11120.2
9/30/99                    11410                     10186.3
12/31/99                   13430                     11936.9
3/31/00                    13696.7                   13451.5
6/30/00                    13822                     13008.1
9/30/00                    15064.3                   14588.3
12/31/00                   14698.9                   14026.6
3/31/01                    13790.7                   12515.5
6/30/01                    15220.9                   14162.3


This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through June 30, 2001, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO JUNE 30, 2001

                                      2nd       Year
                                  quarter    to date    12 months
WANGER TWENTY                      10.37%      3.55%       10.12%
S&P MidCap 400                     13.16%      0.97%        8.87%
S&P 500                             5.85%     -6.70%      -14.83%
Lipper Mid Cap Core Funds Index    12.56%     -0.33%       -4.29%

N.A.V. AS OF 6/30/01:  $14.58

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Core Funds Index measures the performance of the 30 largest mid-cap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.


--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/01
Information                                   34.5%
Consumer Goods/Services                       14.4
Health Care                                   13.9
Finance                                       11.6
Energy/Minerals                                7.9

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. Boston Scientific   7.6%
Stents & Catheters

2. JD Edwards          7.1%
Mid-Market ERP Software

3. Nova                6.5%
Credit Card Processor

4. H&R Block           6.1%
Tax Preparation

5. Associated
Banc-Corp              5.8%
Midwest Bank

6. Jones Apparel       5.1%
Women's Apparel

7. Aquila              4.2%
Wholesale Energy Merchant

8. Herman Miller       4.1%
Office Furniture

9. First Health Group  3.8%
PPO Network

10. XTO Energy         3.7%
Oil & Gas Production

Wanger Advisors Trust      2001 Semiannual Report


PERFORMANCE REVIEW     WANGER FOREIGN FORTY

LOGO: Squirrel

Wanger Foreign Forty ended the six months down 16.84%, while the EAFE declined 14.61% and the SSB World ex US was off 8.32%.

The Fund's top performers came from a variety of sectors. Italian offshore construction and drilling company Saipem topped the performance list. Saipem benefited from news of increased spending plans by major oil companies. We opted to take profits on the stock, selling the position to purchase Precision Drilling in Canada. We feel Precision Drilling offers more reward potential with less risk going forward. Smith & Nephew, a medical equipment and supply distributor in the UK, increased on continued earnings strength. Singapore's Venture Manufacturing, an electronics manufacturing services company, rose as several competitors were acquired at a premium, generating rumors that Venture could also be acquired at top dollar.

The losers for the six months were largely technology-oriented names. Comverse Technology (Israel), a provider of software and systems used with voicemail service, declined on expectations of lowered earnings forecasts. ERG (Australia), a manufacturer of smart card systems used in public transportation, was also down. The market has been waiting for ERG to announce several contract wins, but investors seemed to grow weary of waiting and sold off the stock. Dimension Data (UK), a network and computer services company, lowered forecasts for the rest of the year, causing the stock to drop. While we sold our position in Comverse Technology, we are maintaining our technology exposure. We believe global technology will likely begin to recover later this year as inventories are worked off. Due to expected moderate demand, the recovery will be a gradual one.

So far this year, international markets have been difficult. Going forward, we see reasons for optimism as international markets now represent excellent bargains for investors. In many cases, company share prices are back to where they were three to four years ago. However, because many of these same companies have grown their profits over that same time period, the price-to-earnings ratios are now lower than they were several years ago. Furthermore, interest rates are lower than they were a few years back. We are starting to increase some positions and are buying new names that we believe are good values and that have the potential to grow.

As of 6/30/01, the Fund's positions in the holdings mentioned were: Saipem, 0.0%; Precision Drilling, 3.6%; Smith & Nephew, 4.0%; Venture Manufacturing, 0.8%; Comverse Technology, 0.0%; ERG, 1.2%; Dimension Data, 2.8%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Photo of: MARCEL P. HOUTZAGER
Portfolio Manager


Mr. Houtzager will be the portfolio manager of the Fund through 8/31/01. Thereafter, an investment team will manage the Fund.

Wanger Advisors Trust      2001 Semiannual Report

WANGER FOREIGN FORTY                               RESULTS TO JUNE 30, 2001


THE VALUE OF A $10,000 INVESTMENT IN
WANGER FOREIGN FORTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH JUNE 30, 2001

   AVERAGE ANNUAL
     TOTAL RETURN
---------------------
   1 Year     Life
  -25.46%   18.49%

LINE CHART:
                           WANGER FOREIGN FORTY:     EAFE:
2/1/99                     10020                     9755.34
3/31/99                    10190                     10178.9
6/30/99                    11350                     10461.2
9/30/99                    11650                     10918.6
12/31/99                   18390                     12751.4
3/31/00                    20853                     12737.8
6/30/00                    20193.5                   12255.4
9/30/00                    19827.1                   11264.5
12/31/00                   18099.8                   10944.6
3/31/01                    14664.2                   9444.36
6/30/01                    15052.2                   9345.68


This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through June 30, 2001, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO JUNE 30, 2001

                             2nd       Year
                         quarter    to date    12 months
WANGER FOREIGN FORTY       2.65%    -16.84%      -25.46%
EAFE                      -1.04%    -14.61%      -23.74%
SSB World ex U.S.
Cap Range $2-10B           3.69%     -8.32%      -12.78%

WANGER FOREIGN FORTY N.A.V. AS OF 6/30/01: $13.19

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex U.S. Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 6/30/01
United Kingdom                                18.2%
Canada                                        11.6
Japan                                          9.7
Germany                                        8.8
Switzerland                                    7.5


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
1. Talisman Energy     4.8%
Oil & Gas Producer - Canada

2. Nintendo            4.0%
Video Game Software &
Hardware - Japan

3. Smith & Nephew      4.0%
Medical Equipment &
Supplies - UK

4. AutoGrill           3.8%
Restaurants & Catering for Travelers - Italy

5. TNT Post Group      3.7%
Postal Service & Parcel Delivery - Netherlands

6. Precision Drilling  3.6%
Oil & Gas Well Driller - Canada

7. BG Group            3.5%
Oil & Gas Producer - UK

8. Irish Life &
   Permanent           3.4%
Savings Products - Ireland

9. Rhoen-Klinikum      3.3%
Hospital Management - Germany

10. Henkel             3.1%
Non-food Consumer Brands - Germany

Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-91.8%

         INFORMATION-32.5%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-1.1%
305,000  Mediacom Communications (b)                                  $5,401,550
         Cable Television Franchises

--------------------------------------------------------------------------------
         RADIO-1.9%
395,900  Salem Communications (b)                                      8,531,645
         Radio Stations for Religious Programming
 42,500  Cumulus Media, Cl. A (b)                                        525,300
         Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                       9,056,945

--------------------------------------------------------------------------------
         TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS-2.1%
245,300  Commonwealth Telephone (b)                                   10,332,036
         Rural Phone Franchises & CLEC

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-4.0%
119,000  TDS                                                          12,941,250
         Cellular & Telephone Services
351,750  Comarco (b)                                                   5,212,935
         Wireless Network Testing
220,000  Pinnacle Holdings (b)                                         1,199,000
         Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                      19,353,185

--------------------------------------------------------------------------------
         COMMUNICATIONS EQUIPMENT-0.5%
347,800  Aspect Communications (b)                                     2,159,838
         Call Center Equipment
 85,600  Ezenia (b)                                                       39,376
         Video Servers
--------------------------------------------------------------------------------
                                                                       2,199,214

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES-4.5%
147,900  CACI International (b)                                        6,367,095
         Technology Services for Government
153,700  Getty Images (b)                                              4,053,838
         Photographs for Publications & Electronic Media
430,000  Navigant Consulting (b)                                       3,526,000
         Consulting Firm





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES-4.5% (CONT)
179,800  Acxiom (b)                                                   $2,283,460
         Database Marketing Services
 58,400  Information Holdings (b)                                      1,886,320
         Scientific & Medical Publications, Patent Information
 30,000  ChoicePoint (b)                                               1,261,500
         Fraud Protection Information
181,000  PRIMEDIA                                                      1,228,990
         Specialty Magazines & Other Publications
200,000  Rainbow Technologies (b)                                      1,088,000
         Computer Network Security Products
--------------------------------------------------------------------------------
                                                                      21,695,203

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-8.0%
285,900  Kronos (b)                                                   10,864,200
         Labor Management Solutions
620,000  JDA Software Group (b)                                       10,540,000
         Applications/Software & Services for Retailers
424,900  Micros Systems (b)                                            8,956,892
         Information Systems for Restaurants & Hotels
280,000  JD Edwards (b)                                                3,962,000
         Mid Market ERP & Supply Chain Software
400,000  Mapics (b)                                                    2,400,000
         Mid Market ERP Software
 76,000  MRO Software (b)                                              1,208,400
         Enterprise Management Software
 25,000  Hyperion Solutions (b)                                          374,500
         Application Software
--------------------------------------------------------------------------------
                                                                      38,305,992

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-5.0%
309,300  National Data                                                10,021,320
         Credit Card & Health Claims Processor
247,440  Global Payments                                               7,447,944
         Credit Card Processor
118,500  Concord EFS (b)                                               6,618,225
         Credit Card Processor
--------------------------------------------------------------------------------
                                                                      24,087,489


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-0.9%
111,000  American Power Conversion (b)                                $1,650,570
         Uninterruptible Power Systems
 31,600  Zebra Technologies (b)                                        1,551,876
         Bar Code Printing Hardware, Supplies & Software
301,205  SensAble Technologies (b)                                     1,000,001
         Sensory Devices for Computer Based Sculpting
--------------------------------------------------------------------------------
                                                                       4,202,447

--------------------------------------------------------------------------------
         SEMICONDUCTORS/RELATED EQUIPMENT-1.7%
122,900  DSP Group (b)                                                 2,587,045
         Telecom Semiconductors
 28,000  Microsemi (b)                                                 1,969,520
         Analog/Mixed Signal Semiconductors
120,000  Axcelis Technologies (b)                                      1,830,036
         Ion Implantation Tools
 90,000  Integrated Circuit Systems (b)                                1,719,000
         Silicon Timing Devices
--------------------------------------------------------------------------------
                                                                       8,105,601

--------------------------------------------------------------------------------
         INSTRUMENTATION-1.6%
288,000  Tektronix (b)                                                 7,819,200
         Analytical Instruments

--------------------------------------------------------------------------------
         COMPUTER SERVICES-1.0%
170,000  Pomeroy Computer Resources (b)                                2,179,400
         Network Integration Services
301,800  RCM Technologies (b)                                          1,463,730
         Technology Staffing Services
350,000  Predictive Systems (b)                                        1,347,500
         Network Consulting Focusing on Security
--------------------------------------------------------------------------------
                                                                       4,990,630

--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-0.2%
 75,000  Pemstar (b)                                                   1,013,250
         Electronic Manufacturing Services




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
         INTERNET RELATED-0.0%
 79,000  Online Resources (b)                                           $189,600
         Internet Banking Technology
--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                           156,752,342

         HEALTH CARE-17.1%
--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-0.9%
 42,000  Myriad Genetics (b)                                           2,639,280
         Gene Discovery & Diagnostic Products
154,231  SYRRX, Series C (b)                                           1,002,501
         X-Ray Crystallography
 55,000  Genzyme Molecular Oncology Division (b)                         756,250
         Gene Expression Technology & Cancer Drugs
--------------------------------------------------------------------------------
                                                                       4,398,031

--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-3.9%
481,000  Steris (b)                                                    9,644,050
         Sterilization Devices
158,000  Edwards Lifesciences (b)                                      4,164,880
         Heart Valves
136,000  Orthofix International (b)                                    3,648,880
         Bone Fixation & Stimulation Devices
 45,000  Novoste (b)                                                   1,156,500
         Radiation Catheters for In-Stent Restenosis
--------------------------------------------------------------------------------
                                                                      18,614,310

--------------------------------------------------------------------------------
         SERVICES-12.3%
866,000  Lincare Holdings (b)                                         28,145,000
         Home Health Care Services
606,000  First Health Group (b)                                       16,295,340
         PPO Network
592,700  Magellan Health Services (b)                                  7,586,560
         Mental Health Services
215,000  Serologicals Corporation (b)                                  4,577,350
         Blood Collection & Antibody Production
 86,000  Syncor International (b)                                      2,640,200
         Nuclear Pharmacy for Radiopharmaceuticals
--------------------------------------------------------------------------------
                                                                      59,244,450

--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL            82,256,791
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



         CONSUMER GOODS/SERVICES-9.9%
--------------------------------------------------------------------------------
         RETAIL-2.1%
 99,000  Zale Corp (b)                                                $3,336,300
         Specialty Retailer of Jewelry
121,000  Whole Foods Market (b)                                        3,293,620
         Natural Food Supermarkets
 90,000  Borders (b)                                                   2,016,000
         Bookstores
105,000  Gadzooks (b)                                                  1,374,450
         Teen Apparel Retailer
--------------------------------------------------------------------------------
                                                                      10,020,370

--------------------------------------------------------------------------------
         APPAREL-2.1%
445,000  Steven Madden (b)                                             8,165,750
         Wholesaler/Retailer of Fashion Footware
 39,480  Jones Apparel (b)                                             1,705,536
         Women's Apparel
--------------------------------------------------------------------------------
                                                                       9,871,286

--------------------------------------------------------------------------------
         CASINOS-0.1%
107,700  Monarch Casino & Resort (b)                                     603,120
         Casino/Hotel in Reno

--------------------------------------------------------------------------------
         DURABLE GOODS-0.8%
240,000  Callaway Golf                                                 3,792,000
         Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
         CONSUMER SERVICES-4.8%
516,000  ITT Educational Services (b)                                 23,220,000
         Technology-oriented Post Secondary Degree Programs
--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                47,506,776

         FINANCE-12.9%
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-1.9%
 99,000  Texas Regional Bancshares                                     3,966,930
         TexMex Bank
 84,400  Chittenden                                                    2,840,060
         Vermont & Western Massachusetts Bank




--------------------------------------------------------------------------------
Number of                                            Value
Shares
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-1.9% (CONT)
 37,000  TCF Financial                                                $1,713,470
         Great Lakes Bank
 26,500  Peoples Bank Bridgeport                                         623,810
         Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                       9,144,270

--------------------------------------------------------------------------------
         FINANCE COMPANIES-5.7%
489,400  AmeriCredit (b)                                              25,424,330
         Auto Lending
232,000  World Acceptance (b)                                          2,173,840
         Personal Loans
--------------------------------------------------------------------------------
                                                                      27,598,170

--------------------------------------------------------------------------------
         INSURANCE-1.5%
 92,000  Leucadia National                                             2,985,400
         Insurance Holding Company
100,000  HCC Insurance Holdings                                        2,450,000
         Aviation Insurance
  8,000  Markel (b)                                                    1,572,000
         Specialty Insurance
--------------------------------------------------------------------------------
                                                                       7,007,400

--------------------------------------------------------------------------------
         MONEY MANAGEMENT-3.8%
306,000  SEI Investments                                              14,458,500
         Mutual Fund Administration
 40,600  Neuberger Berman                                              2,760,800
         Major Asset Management Company
 27,900  BKF Capital Group (b)                                           926,280
         Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      18,145,580

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                61,895,420

         INDUSTRIAL GOODS/SERVICES-4.2%
--------------------------------------------------------------------------------
         STEEL-0.0%
 53,400  Atchison Casting (b)                                            154,860
         Steel Foundries


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         INDUSTRIAL GOODS-0.6%
 85,000  Clarcor                                                      $2,282,250
         Mobile & Industrial Filters
110,000  Advanced Lighting Technologies (b)                              495,000
         Metal Halide Lighting & Fiber Optic Coatings
--------------------------------------------------------------------------------
                                                                       2,777,250

--------------------------------------------------------------------------------
         MACHINERY-0.3%
 50,000  Ametek                                                        1,527,500
         Aerospace/Industrial Instruments

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-3.3%
516,400  Wackenhut, Cl. B (b)                                          7,100,500
         Prison Management
412,100  Insurance Auto Auctions (b)                                   6,366,945
         Auto Salvage Services
174,000  Hub Group (b)                                                 2,262,000
         Truck & Rail Freight Forwarder
--------------------------------------------------------------------------------
                                                                      15,729,445

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                              20,189,055

         ENERGY/MINERALS-10.3%
--------------------------------------------------------------------------------
         INDEPENDENT POWER-0.2%
 45,000  Covanta Energy                                                  830,700
         Electric Power Developer

--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-1.7%
630,900  Tesoro Petroleum                                              7,949,340
         Oil Refinery/Gas Producer
 20,000  Evergreen Resources (b)                                         760,000
         Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                       8,709,340

--------------------------------------------------------------------------------
         OIL SERVICES-2.1%
641,000  Newpark Resources (b)                                         7,115,100
         Oilfield Fluid Management & Equipment Rental
 41,300  Carbo Ceramics                                                1,530,165
         Manufacturer of Ceramic Pellets for Gas Wells





--------------------------------------------------------------------------------
Number of                                            Value
Shares
--------------------------------------------------------------------------------
         OIL SERVICES-2.1% (CONT)
 73,000  Maverick Tube (b)                                            $1,237,350
         Steel Pipes for Oil & Gas Wells
--------------------------------------------------------------------------------
                                                                       9,882,615

--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-6.3%
393,400  Dynegy                                                       18,293,100
         Natural Gas & Electric Processing,
         Production & Marketing
 23,200  Equitable Resources                                           7,727,920
         Natural Gas Utility & Producer
168,000  Atmos Energy                                                  4,109,280
         Natural Gas Utility
--------------------------------------------------------------------------------
                                                                      30,130,300

--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                        49,552,955

         OTHER INDUSTRIES-4.9%
--------------------------------------------------------------------------------
         REAL ESTATE-1.1%
 76,000  Chelsea Property Group                                        3,564,400
         Outlet Malls
 47,000  The Rouse Company                                             1,346,550
         Regional Shopping Malls
 21,400  Consolidated Tomoka                                             325,280
         16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                       5,236,230

--------------------------------------------------------------------------------
         REGULATED UTILITIES-3.8%
672,000  Conectiv                                                     14,515,200
         Electric Utility in New Jersey, Delaware & Maryland
175,000  Unisource Energy                                              4,019,750
         Electric Utility in Arizona
--------------------------------------------------------------------------------
                                                                      18,534,950

--------------------------------------------------------------------------------
         OTHER INDUSTRIES-TOTAL                                       23,771,180

TOTAL COMMON STOCKS (COST $307,197,706) -91.8%                       441,924,519
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Principal                                                                  Value
Amount



SHORT-TERM OBLIGATIONS-8.1%
--------------------------------------------------------------------------------
              Yield 3.78% - 3.80% Due 7/02 - 7/03/01
$20,151,000   Prudential Funding                                     $20,148,873
 18,909,000   American General Finance                                18,904,913
--------------------------------------------------------------------------------
(AMORTIZED COST: $39,053,786)                                         39,053,786

TOTAL INVESTMENTS (COST $346,251,492)(a)-99.9%                       480,978,305
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.1%                              598,982
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $481,577,287
================================================================================



     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized appreciation was $134,726,813 consisting of gross unrealized appreciation of $169,357,441 and gross unrealized depreciation of $34,630,628

(b)  Non-income producing security.



See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report


WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-88.1%

         EUROPE-49.3%
--------------------------------------------------------------------------------
         GERMANY/AUSTRIA-8.0%
296,500  Norddeutsche Affinerie                                       $3,399,536
         Copper Smelter
135,000  GFK                                                           3,267,682
         Market Research Services
100,000  Flughafen Wien (Austria)                                      3,248,573
         Vienna Airport Manager
15,000   Teleplan International (b)                                    2,961,934
         Warranty Repair Services
100,000  Techem (b)                                                    2,547,900
         Meter Reading for Apartment Buildings
88,000   Jenoptik                                                      1,935,725
         High Tech Construction & Electrical Components
310,000  Takkt                                                         1,921,966
         Mail Order Retailer of Office Warehouse Durables
152,400  Dialog Semiconductor (b)                                        582,450
         Custom Semiconductors for Cell Phones
20,000   Lion Bioscience (b)                                             558,839
         Bioinformatics
14,000   MIS (b)                                                         142,682
         Decision Support Software
 4,148   DisDeutscher Industrie Services                                 116,256
         Temporary Employment
--------------------------------------------------------------------------------
                                                                      20,683,543

--------------------------------------------------------------------------------
         DENMARK-1.0%
32,000   Kobenhavns Lufthavne                                          2,494,878
         Copenhagen Airport Manager

--------------------------------------------------------------------------------
         NETHERLANDS-8.5%
176,296  Hunter Douglas                                                4,956,013
         Decorative Window Coverings
62,376   Fugro                                                         3,485,817
         Survey & GPS Services
160,000  United Services Goup                                          2,758,526
         Temporary Staffing Services
60,000   Pink Roccade                                                  2,191,194
         Computer Services/Outsourcing
230,000  Buhrmann                                                      2,176,076
         Office Supplies





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
         NETHERLANDS-8.5% (CONT)
169,900  Computer Service Solutions                                   $1,940,782
         Computer Services
45,000   ICT Automatisering                                            1,433,194
         Business Software
100,000  Samas Groep                                                   1,363,127
         Office Furniture
60,000   SNT Group (b)                                                   958,010
         Call Center Operator
70,000   OCE                                                             737,192
         Manufacturer of High Speed Copiers
--------------------------------------------------------------------------------
                                                                      21,999,931

--------------------------------------------------------------------------------
         FINLAND-1.9%
135,000  Lassila & Tikanoja                                            2,723,068
         Waste Removal
56,500   Amer Group                                                    1,295,607
         Branded Outdoor Sporting Goods
160,000  Talentum                                                        924,038
         Trade Journals & Internet Services
--------------------------------------------------------------------------------
                                                                       4,942,713

--------------------------------------------------------------------------------
         SWEDEN-2.0%
316,000  Metro International (b)                                       1,804,883
         Free Subway Newspapers
250,000  Semcon                                                        1,727,315
         Technical Consultant
75,000   Autoliv                                                       1,296,000
         Seatbelts & Airbags
15,000   Modern Times Group (b)                                          338,554
         TV, Newspapers & Electronic Commerce
--------------------------------------------------------------------------------
                                                                       5,166,752

--------------------------------------------------------------------------------
         FRANCE/BELGIUM-4.6%
120,000  Fininfo                                                       3,312,270
         Data Feeds for French Banks & Brokers
83,200   Prosodie                                                      2,791,140
         Automated Call Centers
35,000   Ipsos (b)                                                     2,086,730
         Market Research


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         FRANCE/BELGIUM-4.6% (CONT)
250,000  Telindus Group (Belgium)                                     $2,070,168
         Network Integration Services
40,000   Cegedim                                                       1,564,411
         Medical Market Research
--------------------------------------------------------------------------------
                                                                      11,824,719

--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-13.0%
700,000  Expro International                                           5,841,885
         Offshore Oil Field Services
800,000  St. James Place Capital                                       4,492,452
         Life Insurance
410,000  Spectris                                                      2,951,920
         Electronic Instruments & Controls
1,000,000 Taylor Nelson                                                2,892,652
         Market Research Services
680,000  Anglo Irish Bank (Ireland)                                    2,593,083
         Corporate Lending & Private Banking
330,000  Nestor Healthcare Group                                       2,555,648
         Healthcare Staffing Solutions
400,000  Charles Taylor Group                                          2,432,940
         Insurance
500,000  Informa Group                                                 2,157,112
         Trade Shows & Magazines
900,000  Mitie Group                                                   1,833,192
         Facilities Management
150,000  Bloomsbury Publishing                                         1,814,096
         Publishing
187,500  Umeco                                                         1,375,159
         Aerospace Parts Distributor
150,000  Ricardo                                                       1,109,675
         Auto Engine Design
1,352,000 Incepta                                                      1,109,194
         Business Information & Marketing Services
150,000  Telework Group                                                  267,341
         Software for Scheduling & Telephone Messages
41,400   Hit Entertainment                                               213,745
         Children Television Shows
--------------------------------------------------------------------------------
                                                                      33,640,094





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
         SPAIN/PORTUGAL-7.2%
375,000  Red Electrica                                                $3,360,043
         Power Grid
255,000  Prosegur                                                      3,302,715
         Security Guards
130,000  Aldeasa                                                       2,701,708
         Airport Management
75,000   Abengoa                                                       2,091,189
         Engineering & Construction
143,000  Cortefiel                                                     2,016,068
         Apparel Retailer
175,000  Zarddoya Otis                                                 1,575,452
         Elevator Maintenance & Service Provider
110,000  Aguas de Barcelona                                            1,519,992
         Water Utility
510,000  Ibersol (Portugal)                                            1,308,092
         Fast Food Retailer
60,500   PT Multimedia (Portugal) (b)                                    606,315
         Cable & Satellite Operator
--------------------------------------------------------------------------------
                                                                      18,481,574

--------------------------------------------------------------------------------
         SWITZERLAND-2.8%
12,400   Kaba Holdings                                                 2,453,735
         Building Security Systems
39,000   Bachem                                                        2,217,391
         Drug Manufacturer
 5,300   Feintool International                                        1,757,804
         Engineering & Machinery
13,200   Card Guard Scientific Surviv (b)                                735,786
         Telemedicine Devices
--------------------------------------------------------------------------------
                                                                       7,164,716

--------------------------------------------------------------------------------
         ITALY-0.3%
145,000  Class Editori                                                   812,780
         Newspapers & On-Line Financial Data

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                127,211,700


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares


         ASIA-23.2%
--------------------------------------------------------------------------------
         JAPAN -15.1%
82,000   ARRK                                                         $3,747,595
         Prototypes & Moulds
120,000  CSK                                                           3,733,162
         Computer Services
86,000   Hokuto                                                        3,351,187
         Mushroom Producer
39,000   Venture Link                                                  3,061,337
         Retail Franchises
260,000  Diamond Leasing                                               2,981,078
         Leasing
69,000   Eneserve                                                      2,959,830
         In-House Power Generators
28,000   Moshi Moshi Hotline                                           2,563,823
         Telemarketing
35,000   C-Two Network                                                 2,553,720
         Discount Food Retailer
 7,000   Bellsystem24                                                  2,317,992
         Call Centers
42,000   Goldcoast                                                     2,289,929
21,000   Goldcoast New Shares                                          1,144,965
         Developer/Seller of Apartments
75,000   BML                                                           2,116,741
         Clinical Testing
25,800   Drake Beam Morin                                              1,996,232
         Employment Outplacement Services
100,000  Noritsu Koki                                                  1,535,439
         Photo Processor Manufacturer
110,000  Densei Lambda                                                 1,427,918
         Power Supplies
60,000   Wilson Learning                                               1,265,234
         Corporate Training
--------------------------------------------------------------------------------
                                                                      39,046,182

--------------------------------------------------------------------------------
         TAIWAN-2.5%
197,000  ASE Test (b)                                                  2,515,690
         Semiconductor Packaging Test Services





--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
--------------------------------------------------------------------------------
         TAIWAN-2.5% (CONT)
2,000,000  Chroma Ate (b)                                             $2,350,204
           Test & Measurement Instruments
1,300,000  Systex (b)                                                  1,489,820
           Systems Integrator & Internet Services
--------------------------------------------------------------------------------
                                                                       6,355,714

--------------------------------------------------------------------------------
         SINGAPORE-3.5%
2,000,000  Omni Industries                                             4,431,039
           Contract Electronics Manufacturer
2,000,000  Sembcorp Logistics                                          2,555,525
           Logistic Services for Marine Transport
3,750,000  Star Cruises (b)                                            2,025,000
           Cruise Line
--------------------------------------------------------------------------------
                                                                       9,011,564

--------------------------------------------------------------------------------
         SOUTH KOREA-2.1%
249,863  S1 Corporation                                                2,771,992
         Home/Business Security Services
31,750   Cheil Jedang                                                  2,764,074
         Advertising
--------------------------------------------------------------------------------
                                                                       5,536,066

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                   59,949,526

         LATIN AMERICA-3.4%
--------------------------------------------------------------------------------
         MEXICO-2.7%
1,000,000 Corp Interamericana de Entretenimiento (b)                   4,147,287
          Special Events & Live Entertainment
150,000   Grupo Aeroportuario (b)                                      2,805,000
          Cancun Airport Manager
--------------------------------------------------------------------------------
                                                                       6,952,287

--------------------------------------------------------------------------------
         ARGENTINA-0.7%
100,000  Siderca                                                       1,935,000
         Seamless Pipes for Oil Wells
--------------------------------------------------------------------------------
         LATIN AMERICA-TOTAL                                           8,887,287




See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report


WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

         OTHER COUNTRIES-12.2%
--------------------------------------------------------------------------------
         AUSTRAILIA/NEW ZEALAND-1.3%
600,000  Aristocrat Leisure                                           $2,158,781
         Slot Machines
230,000  United Networks Limited (New Zealand)                           831,184
         New Zealand Electric Grid
320,000  Keycorp (b)                                                     377,251
         Smart Card Technology
--------------------------------------------------------------------------------
                                                                       3,367,216

--------------------------------------------------------------------------------
         CANADA-8.9%
1,271,900  AltaGas Services                                            6,383,438
           Natural Gas Gatherer and Processor
200,000  Penn West Petroleum (b)                                       5,150,895
         Oil & Gas Producer
500,000  Patheon (b)                                                   4,639,107
         Pharmaceuticals
135,800  Corus Entertainment (b)                                       3,111,840
         CATV Programming & Radio Stations
400,000  Magellan Aerospace (b)                                        2,060,358
         Civil Aerospace Parts
55,000   Precision Drilling (b)                                        1,719,772
         Oil & Gas Well Driller
--------------------------------------------------------------------------------
                                                                      23,065,410

--------------------------------------------------------------------------------
         ISRAEL-2.0%
141,000  DSP Group (b)                                                 2,968,050
         Telecom Semiconductors
354,000  Paradigm Geophysical (b)                                      2,216,040
         Seismic Software
--------------------------------------------------------------------------------
                                                                       5,184,090

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                  31,616,716




--------------------------------------------------------------------------------
Principal Amount                                                           Value

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $249,884,043)-88.1%                       $227,665,229
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-7.2%
--------------------------------------------------------------------------------
            Yield 3.78%-3.80% Due 7/02-7/03/01
$9,520,000  American General Finance                                   9,517,943
 9,000,000  Prudential Funding                                         8,999,050
--------------------------------------------------------------------------------
(AMORTIZED COST:  $18,516,993)                                        18,516,993
TOTAL INVESTMENTS (COST $268,401,036)(a)-95.3%                       246,182,222
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-4.7%                           12,148,413
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $258,330,635
================================================================================


     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized depreciation was $22,218,814 consisting of gross unrealized appreciation of $29,372,000 and gross unrealized depreciation of $51,590,814.

(b)  Non-income producing security.

(c) At June 30, 2001, $77,319,668 or 29.9% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                             PORTFOLIO DIVERSIFICATION (unaudited) JUNE 30, 2001



AT JUNE 30, 2001 THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                         Market Value             Percent
---------------------------------------------------------
INFORMATION
Business Information &
   Marketing Services            $19,773,581         7.7%
Computer Services                 13,095,816         5.1
Publishing                         7,512,910         2.9
Semiconductors &
   Related Equipment               6,066,190         2.3
Instrumentation                    5,302,124         2.1
Contract Manufacturing             4,431,039         1.7
Business Software                  4,023,093         1.6
Television Programming             3,325,586         1.3
Internet Related                   2,791,140         1.1
Advertising                        2,764,074         1.1
Telephone Services                   606,315         0.2
Transaction Processors               377,251         0.1
TV Broadcasting                      338,554         0.1
---------------------------------------------------------
                                  70,407,673        27.3
HEALTH CARE
Services                           5,408,175         2.1
Pharmaceuticals                    4,639,107         1.8
Biotechnology/ Drug Delivery       2,217,391         0.9
---------------------------------------------------------
                                  12,264,673         4.8
CONSUMER GOODS/SERVICES
Retail                            10,332,834         4.0
Other Entertainment                4,147,287         1.6
Other Durable Goods                6,252,013         2.4
Nondurables                        1,308,092         0.5
Leisure Products                   1,295,607         0.5
Gaming                             2,158,781         0.8
Furniture and Textiles             1,363,127         0.5
Food                               3,351,187         1.3
Cruise Lines                       2,025,000         0.8
---------------------------------------------------------
                                  32,233,928        12.4





                                Market Value     Percent
---------------------------------------------------------
FINANCE
Other Finance Companies           $2,981,078         1.2%
Insurance                          6,925,392         2.7
Banks                              2,593,083         1.0
---------------------------------------------------------
                                  12,499,553         4.9

---------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Steel                              1,935,000         0.7
Outsourcing & Training Services   17,543,052         6.8
Machinery                          3,848,083         1.5
Logistics                         11,355,143         4.4
Industrial Materials               5,855,846         2.3
Electrical Components              4,389,852         1.7
Construction                       4,544,924         1.8
Conglomerates                      1,935,725         0.7
---------------------------------------------------------
                                  51,407,625        19.9

---------------------------------------------------------
ENERGY/MINERALS
Oil Services                      13,263,513         5.1
Oil Refining/Marketing/
  Distribution                     6,383,438         2.5
Oil/Gas Producers                  5,150,895         2.0
Non-Ferrous Metals                 3,399,536         1.3
Independent Power                  2,959,830         1.1
---------------------------------------------------------
                                  31,157,212        12.0

---------------------------------------------------------
OTHER
Transportation                     8,548,451         3.3
Regulated Utilities                5,711,220         2.2
Real Estate                        3,434,894         1.3
---------------------------------------------------------
                                  17,694,565         6.8

---------------------------------------------------------
TOTAL COMMON STOCKS AND
   OTHER EQUITY-LIKE SECURITIES  227,665,229        88.1

---------------------------------------------------------
SHORT-TERM OBLIGATIONS            18,516,993         7.2

---------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES                  12,148,413         4.7

---------------------------------------------------------
NET ASSETS                      $258,330,635       100.0



See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report


WANGER TWENTY                 STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-89.1%

         INFORMATION-34.5%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-3.1%
30,000   Liberty Media Group, AT&T (b)                                  $524,700
         CATV & Satellite Dish Programming

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-4.3%
 4,000   TDS                                                             435,000
         Cellular & Telephone Services
14,000   American Tower (b)                                              289,380
         Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                         724,380

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING
         SERVICES/PUBLISHING-8.5%
16,000   H & R Block                                                   1,032,800
         Tax Preparation
15,000   Getty Images (b)                                                395,625
         Photographs for Publications & Electronic Media
--------------------------------------------------------------------------------
                                                                       1,428,425

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-7.1%
85,000   JD Edwards (b)                                                1,202,750
         Mid Market ERP Software

--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-1.1%
 6,000   Jabil Circuit (b)                                               185,160
         Electronic Manufacturing Services

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-6.5%
35,000   Nova (b)                                                      1,100,750
         Credit Card Processor

--------------------------------------------------------------------------------
         INSTRUMENTATION-3.9%
15,000   Tektronix (b)                                                   407,250
         Analytical Instruments
 9,000   Waters (b)                                                      248,490
         Chromatography, Mass Spectrometry, Thermal Analysis
--------------------------------------------------------------------------------
                                                                         655,740

--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                             5,821,905





--------------------------------------------------------------------------------
Number of                                            Value
Shares
         HEALTH CARE-13.9%
--------------------------------------------------------------------------------
         HOSPITAL/LABORATORY SUPPLIES-2.5%
14,000   Techne (b)                                                     $421,400
         Cytokines, Antibodies, Other Reagents
         For Life Sciences

--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-7.6%
75,000   Boston Scientific (b)                                         1,275,000
         Stents & Catheters

--------------------------------------------------------------------------------
         SERVICES-3.8%
24,000   First Health Group (b)                                          645,360
         PPO Network
--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                             2,341,760

         CONSUMER GOODS/SERVICES-14.4%
--------------------------------------------------------------------------------
         FURNITURE-4.1%
27,000   Herman Miller                                                   696,060
         Office Furniture

--------------------------------------------------------------------------------
         APPAREL-5.1%
20,000   Jones Apparel (b)                                               864,000
         Women's Apparel

--------------------------------------------------------------------------------
         DURABLE GOODS-2.5%
26,000   Callaway Golf                                                   410,800
         Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
         LEISURE VEHICLES-2.7%
 9,560   Harley-Davidson                                                 450,085
         Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 2,420,945

         FINANCE-11.6%
--------------------------------------------------------------------------------
         MONEY MANAGEMENT-3.1%
11,000   SEI Investments                                                 519,750
         Mutual Fund Administration



See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report


WANGER TWENTY                 STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         BANKS-8.5%
28,000   Associated Banc-Corp                                           $971,880
         Midwest Bank
10,000   TCF Financial                                                   463,100
         Great Lakes Bank
--------------------------------------------------------------------------------
                                                                       1,434,980

--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                 1,954,730

         INDUSTRIAL GOODS/SERVICES-6.8%
--------------------------------------------------------------------------------
         LOGISTICS-3.5%
 9,500   Expeditors International of Washington                          584,060
         International Freight Forwarder

--------------------------------------------------------------------------------
         MACHINERY-3.3%
24,000   Pall                                                            564,720
         Filtration & Fluids Clarification
--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                               1,148,780

         ENERGY/MINERALS-7.9%
--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-3.7%
43,500   XTO Energy (formerly known
         as Cross Timber Oil)                                            624,225
         Oil & Gas Producers

--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-4.2%
29,000   Aquila (b)                                                      714,850
         Energy Trading
--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                         1,339,075

TOTAL COMMON STOCKS (COST $13,033,110)-89.1%                          15,027,195
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Principal                                                     Value
Amount

SHORT-TERM OBLIGATIONS-10.3%
--------------------------------------------------------------------------------
         Yield  3.78%-3.87% Due 7/02-7/06/01
$817,000 GE Capital                                                     $816,649
465,000  Prudential Funding                                              464,950
464,000  American General Finance                                        463,904
--------------------------------------------------------------------------------
(AMORTIZED COST $1,745,503)                                            1,745,503

TOTAL INVESTMENTS (COST $14,778,613)(a)-99.4%                         16,772,698
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.6%                              102,488
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $16,875,186
================================================================================


     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized appreciation was $1,994,085 consisting of gross unrealized appreciation of $2,947,225 and gross unrealized depreciation of $953,140.

(b)  Non-income producing security.


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
         COMMON STOCKS-88.5%

         EUROPE-54.3%
--------------------------------------------------------------------------------
         GERMANY-8.8%
12,000   Rhoen-Klinikum                                                 $560,538
         Hospital Management
 9,000   Henkel                                                          523,594
         Chemicals, Detergents & Non-Food Consumer Brands
12,000   Deutsche Boerse                                                 422,951
         Trading, Clearing & Settlement Services for Financial
         Markets
--------------------------------------------------------------------------------
                                                                       1,507,083

--------------------------------------------------------------------------------
         FRANCE/BELGIUM-5.3%
 7,000   RTL (Belguim)                                                   427,156
         TV & Radio Broadcaster
 7,000   AGF                                                             390,593
         Life & Health Insurance
28,800   Gemplus International                                            86,832
         Smart Card Products & Solutions
--------------------------------------------------------------------------------
                                                                         904,581

--------------------------------------------------------------------------------
         NETHERLANDS-6.1%
30,112   TNT Post Group                                                  630,402
         Postal Service & Parcel Delivery
17,000   Fortis                                                          414,662
         Financial Services Conglomerate
--------------------------------------------------------------------------------
                                                                       1,045,064

--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-21.6%
130,000  Smith & Nephew                                                  678,536
         Medical Equipment & Supplies
150,000  BG Group                                                        594,621
         Oil & Gas Producers
50,000   Irish Life & Permanent (Ireland)                                586,017
         Savings Products
150,000  Rolls Royce                                                     497,550
         Turbines
128,000  Dimension Data (b)                                              488,851
         Networks & Computer Services
55,000   Capita Group                                                    359,814
         Outsourcing Services




--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-21.6% (CONT)
58,400   Serco Group                                                    $322,167
         Facilities Management
 9,000   Exel                                                             96,688
         Freight Forwarding & Logistics
30,000   Hays                                                             77,762
         Outsourcing Services
--------------------------------------------------------------------------------
                                                                       3,702,006

--------------------------------------------------------------------------------
         SWITZERLAND-7.5%
   200   Pargesa Holdings                                                457,079
         Industrial & Media Conglomerate
   700   Synthes Startec                                                 430,379
         Products for Orthopedic Surgery
    80   Julius Baer                                                     308,361
         Private Banking, Brokerage & Mutual Funds
    40   Cie Fin Richemont                                               102,564
         Luxury Goods, Tobacco & Pay TV
--------------------------------------------------------------------------------
                                                                       1,298,383

--------------------------------------------------------------------------------
         ITALY-5.0%
60,000   Autogrill                                                       648,695
         Restaurants & Catering for Travelers
23,000   Banca Fideuram                                                  219,171
         Life Insurance/Mutual Funds
--------------------------------------------------------------------------------
                                                                         867,866

--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                  9,324,983

         ASIA-16.9%
--------------------------------------------------------------------------------
         HONG KONG-1.9%
200,000  Li & Fung                                                       328,209
         Sourcing of Consumer Goods

--------------------------------------------------------------------------------
         JAPAN-9.7%
 3,800   Nintendo                                                        691,629
         Video Game Software & Hardware
 4,800   Orix                                                            466,838
         Finance Leasing


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report


WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001


--------------------------------------------------------------------------------
Number of                                                                  Value
Shares



--------------------------------------------------------------------------------
         JAPAN-9.7% (CONT)
 5,000   Oriental Land                                                  $371,232
         Disney Theme Park Operator
   136   Sky Perfect Communications (b)                                  138,486
         Satellite TV Subscriptions
--------------------------------------------------------------------------------
                                                                       1,668,185

--------------------------------------------------------------------------------
         TAIWAN-2.6%
50,000   United Microelectronics (b)                                     445,000
         Semiconductor Foundry

--------------------------------------------------------------------------------
         SINGAPORE-2.7%
605,000  Star Cruises (b)                                                326,700
         Cruise Lines
20,000   Venture Manufacturing                                           132,712
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                         459,412

--------------------------------------------------------------------------------
         ASIA-TOTAL                                                    2,900,806

         OTHER COUNTRIES-17.3%
--------------------------------------------------------------------------------
         AUSTRALIA-3.3%
120,000  Computershare                                                   376,638
17,025   Computershare Warrants (b)                                            9
         Financial Software/Services
270,000  ERG                                                             198,424
         Smart Card Systems for Public Transportation
--------------------------------------------------------------------------------
                                                                         575,071

--------------------------------------------------------------------------------
         CANADA-11.6%
21,800   Talisman Energy                                                 831,374
         Oil & Gas Producer
20,000   Precision Drilling (b)                                          625,371
         Oil & Gas Well Driller
30,000   Investors Group                                                 423,958
         Mutual Funds
 2,000   Celestica (b)                                                   102,912
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                       1,983,615





--------------------------------------------------------------------------------
Principal Amount or                                                        Value
Number of Shares



--------------------------------------------------------------------------------
         ISRAEL-2.4%
 7,500   Amdocs (b)                                                     $403,875
         Telecommunications Billing & Customer Care Software

--------------------------------------------------------------------------------
         OTHER-TOTAL                                                   2,962,561

 TOTAL COMMON STOCKS (COST $17,070,990)-88.5%                         15,188,350
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-8.2%
--------------------------------------------------------------------------------
         Yield 3.70%-3.83% Due 7/02-7/03/01
$679,000 GE Capital                                                      678,931
469,000  Prudential Funding                                              468,900
263,000  American General Finance                                        262,943
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,410,774)                                           1,410,774

TOTAL INVESTMENTS (COST $18,481,764)(a)- 96.7%                        16,599,124
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-3.3%                              562,732
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $17,161,856
--------------------------------------------------------------------------------

     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized depreciation was $1,882,640 consisting of gross unrealized appreciation of $837,645 and gross unrealized depreciation of $2,720,285.

(b)  Non-income producing security.

(c) At June 30, 2001, $4,487,659 or 26.1% of the Fund's net assets was denominated in the Euro currency.


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

WANGER FOREIGN FORTY         PORTFOLIO DIVERSIFICATION (unaudited) JUNE 30, 2001


AT JUNE 30, 2001 THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                Market Value     Percent
---------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Semiconductors and
   Related Equipment                $445,000         2.6%
Contract Manufacturing               235,624         1.4
Computer Hardware and
   Related Equipment                  86,832         0.5
---------------------------------------------------------
                                     767,456         4.5
Media
TV Broadcasting                      427,155         2.5
Satellite Broadcasting               138,486         0.8
---------------------------------------------------------
                                     565,641         3.3
Software and Services
Transaction Processors               998,029         5.8
Computer Services                    488,851         2.8
Business Software                    403,875         2.4
---------------------------------------------------------
                                   1,890,755        11.0
---------------------------------------------------------
                                   3,223,852        18.8

---------------------------------------------------------
HEALTH CARE
Medical Equipment                  1,108,915         6.5
Hospital Management                  560,538         3.3
---------------------------------------------------------
                                   1,669,453         9.8

---------------------------------------------------------
CONSUMER GOODS/SERVICES
Intl Consumer Software               691,629         4.0
Restaurants                          648,695         3.8
Other Consumer Services              630,402         3.7
Nondurables                          626,158         3.6
Other Entertainment                  371,232         2.2
Cruise Lines                         326,700         1.9
---------------------------------------------------------
                                   3,294,816        19.2





                                Market Value     Percent
---------------------------------------------------------
FINANCE
Insurance                         $1,391,272         8.1%
Money Management                     951,490         5.5
Other Finance Companies              466,833         2.7
Closed End Funds                     457,079         2.7
---------------------------------------------------------
                                   3,266,674        19.0

---------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Outsourcing & Training Services    1,087,951         6.3
Machinery                            497,550         2.9
---------------------------------------------------------
                                   1,585,501         9.2

---------------------------------------------------------
ENERGY/MINERALS
Oil/Gas Producers                  1,425,995         8.3
Oil Services                         625,371         3.6
---------------------------------------------------------
                                   2,051,366        11.9

---------------------------------------------------------
OTHER
Transportation                        96,688         0.6
---------------------------------------------------------
                                      96,688         0.6

---------------------------------------------------------
TOTAL COMMON STOCKS AND
   OTHER EQUITY-LIKE SECURITIES   15,188,350        88.5%

SHORT-TERM OBLIGATIONS             1,410,774         8.2
---------------------------------------------------------

CASH AND OTHER ASSETS
   LESS LIABILITIES                  562,732         3.3
---------------------------------------------------------
NET ASSETS                       $17,161,856         100%


See accompanying notes to financial statements.

WANGER ADVISORS FUNDS

    > STATEMENTS OF ASSETS AND LIABILITIES

    > STATEMENTS OF OPERATIONS

    > STATEMENTS OF CHANGES IN NET ASSETS

    > FINANCIAL HIGHLIGHTS

    > NOTES TO FINANCIAL STATEMENTS

Wanger Advisors Trust      2001 Semiannual Report

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
JUNE 30, 2001

                                                                          WANGER           WANGER           WANGER           WANGER
                                                                  U.S. SMALL CAP    INTERNATIONAL           TWENTY          FOREIGN
                                                                                        SMALL CAP                             FORTY
====================================================================================================================================
ASSETS
Investments, at value (cost: Wanger U.S. Small Cap $346,251,492;   $ 480,978,305    $ 246,182,222    $  16,772,698    $  16,599,124
   Wanger International Small Cap $268,401,036; Wanger Twenty
   $14,778,613; Wanger Foreign Forty $18,481,764)
Foreign Currency (cost: International Small Cap $8,837,676;                   --        8,291,365               --          307,625
   Foreign Forty $310,940)
Cash                                                                         857              364               63              506
Receivable for:
   Investments sold                                                      112,818        1,779,054               --               --
   Fund shares sold                                                    2,375,715        5,362,350          138,404          871,046
   Dividends and interest                                                 80,130          272,034            8,554           16,303
Other assets                                                               3,383              961               26               33
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                      483,551,208      261,888,350       16,919,745       17,794,637

LIABILITIES
Payable for:
   Investments purchased                                               1,435,481          479,409           10,424          551,853
   Fund shares redeemed                                                  123,750        2,613,506              170           42,722
   Management fees                                                       343,310          259,958           12,950           13,590
   Transfer agent fee                                                      5,126            5,471            1,724            1,600
   Other liabilities                                                      66,254          199,371           19,291           23,016
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                   1,973,921        3,557,715           44,559          632,781
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $ 481,577,287    $ 258,330,635    $  16,875,186    $  17,161,856
====================================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                    $ 374,916,166    $ 317,859,407    $  14,616,823    $  20,844,716
Undistributed net investment income
   (Overdistributed net investment
   income, or Accumulated net investment loss)                          (240,512)         653,053          (18,839)          13,924
Accumulated net realized gain (loss)
   on sales of investments                                           (27,825,180)     (37,420,413)         283,117       (1,800,619)
   and foreign currency transactions
Net unrealized appreciation (depreciation)                           134,726,813      (22,761,412)       1,994,085       (1,896,165)
   of investments and
   foreign currency transactions
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                         $ 481,577,287    $ 258,330,635    $  16,875,186    $  17,161,856
====================================================================================================================================
Fund shares outstanding                                               20,908,025       14,765,674        1,157,636        1,300,896
====================================================================================================================================
Net asset value, offering price and
   redemption price per share                                      $       23.03    $       17.50    $       14.58    $       13.19
====================================================================================================================================


See accompanying notes to financial statements.

Wanger Advisors Trust      2001 Semiannual Report

STATEMENTS OF OPERATIONS (unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                                                          WANGER           WANGER           WANGER           WANGER
                                                                  U.S. SMALL CAP    INTERNATIONAL           TWENTY          FOREIGN
                                                                                        SMALL CAP                             FORTY
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $261,820 for Wanger          $1,001,414       $2,160,283          $42,867          $92,250
   International Small Cap and $12,101 for Wanger Foreign Forty)
Interest income                                                          824,628          431,677           33,836           40,778
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                1,826,042        2,591,960           76,703          133,028

EXPENSES:
Management fees                                                        1,957,785        1,621,504           67,066           82,044
Custody fee                                                               24,638          248,513            3,501           12,149
Legal and audit fees                                                      35,880           28,104           10,440           10,899
Transfer agent fee                                                        10,175           10,634            9,590            9,400
Trustees' fee                                                             22,421           18,251              717              542
Other expenses                                                            15,170           12,873            4,467            4,473
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                      2,066,069        1,939,879           95,781          119,507
Less custody fees paid indirectly                                             --             (972)            (239)            (503)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                           2,066,069        1,938,907           95,542          119,004
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                            (240,027)         653,053          (18,839)          14,024
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS:
Net realized gain (loss) on:
   Investments                                                       (19,700,240)     (31,343,057)         908,048       (1,211,166)
   Foreign currency transactions                                              --          (34,268)              --           (3,209)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss)                                          (19,700,240)     (31,377,325)         908,048       (1,214,375)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                        82,562,834        2,929,137         (339,109)      (1,730,172)
   Foreign currency transactions                                              --         (466,775)              --           (6,362)
------------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation                 82,562,834        2,462,362         (339,109)      (1,736,534)
------------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                       62,862,594      (28,914,963)         568,939       (2,950,909)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations                $62,622,567     $(28,261,910)        $550,100      $(2,936,885)
====================================================================================================================================


See accompanying notes to financial statements.


                                       29

Wanger Advisors Trust                                     2001 Semiannual Report

Statements of Changes in Net Assets

                                                                                                      Wanger U.S. Small Cap
                                                                                                  (Unaudited)
                                                                                            Six months ended             Year ended
INCREASE (DECREASE) IN NET ASSETS                                                             June  30, 2001      December 31, 2000
====================================================================================================================================
OPERATIONS:
        Net investment income (loss)                                                           $    (240,027)         $     275,228
        Net realized gain (loss) on investments and
          foreign currency transactions                                                          (19,700,240)            (7,234,589)
        Net change in unrealized appreciation (depreciation)
          of investments and foreign currency transactions                                        82,562,834            (24,916,759)
------------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting from operations                           62,622,567            (31,876,120)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income                                                                       (275,386)              (482,170)
        Net realized gain                                                                               --              (49,642,751)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to shareholders                                                         (275,386)           (50,124,921)

SHARE TRANSACTIONS:
        Subscriptions                                                                             43,030,175             88,487,383
        Reinvestment of dividends and capital gain distributions                                     275,386             50,124,921
        Redemptions                                                                              (27,380,977)           (44,015,214)
------------------------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets from Share Transactions                                        15,924,584             94,597,090
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                             78,271,765             12,596,049

NET ASSETS:
        Beginning of period                                                                      403,305,522            390,709,473
------------------------------------------------------------------------------------------------------------------------------------
        End of period                                                                          $ 481,577,287          $ 403,305,522
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED NET
INVESTMENT INCOME, OR ACCUMULATED NET INVESTMENT LOSS)                                         $    (240,512)         $     274,901
====================================================================================================================================

                                                                                                 Wanger International Small Cap
                                                                                                  (Unaudited)
                                                                                            Six months ended             Year ended
INCREASE (DECREASE) IN NET ASSETS                                                             June  30, 2001      December 31, 2000
====================================================================================================================================
OPERATIONS:
        Net investment income (loss)                                                           $     653,053          $  (2,298,142)
        Net realized gain (loss) on investments and
          foreign currency transactions                                                          (31,377,325)            73,196,254
        Net change in unrealized appreciation (depreciation)
          of investments and foreign currency transactions                                         2,462,362           (174,794,354)
------------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting from operations                          (28,261,910)          (103,896,242)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income                                                                           --                     --
        Net realized gain                                                                        (78,693,586)           (39,240,076)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to shareholders                                                      (78,693,586)           (39,240,076)

SHARE TRANSACTIONS:
        Subscriptions                                                                            207,412,312            294,589,657
        Reinvestment of dividends and capital gain distributions                                  78,693,586             39,240,076
        Redemptions                                                                             (192,494,503)          (230,349,651)
------------------------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets from Share Transactions                                        93,611,395            103,480,082
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                            (13,344,101)           (39,656,236)

NET ASSETS:
        Beginning of period                                                                      271,674,736            311,330,972
------------------------------------------------------------------------------------------------------------------------------------
        End of period                                                                          $ 258,330,635          $ 271,674,736
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED NET
INVESTMENT INCOME, OR ACCUMULATED NET INVESTMENT LOSS)                                         $     653,053                   --
====================================================================================================================================



                                                                                                           Wanger Twenty
                                                                                                   (Unaudited)
                                                                                             Six months ended            Year ended
INCREASE (DECREASE) IN NET ASSETS                                                              June  30, 2001     December 31, 2000
====================================================================================================================================
OPERATIONS:
        Net investment income (loss)                                                             $    (18,839)         $    (21,230)
        Net realized gain (loss) on investments and
          foreign currency transactions                                                               908,048              (610,947)
        Net change in unrealized appreciation (depreciation)
          of investments and foreign currency transactions                                           (339,109)            1,563,675
------------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting from operations                               550,100               931,498


DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income                                                                            --                    --
        Net realized gain                                                                                --                (294,125)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to shareholders                                                              --                (294,125)

SHARE TRANSACTIONS:
        Subscriptions                                                                               5,403,901             7,467,271
        Reinvestment of dividends and capital gain distributions                                         --                 294,125
        Redemptions                                                                                (1,208,198)           (2,839,517)
------------------------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets from Share Transactions                                          4,195,703             4,921,879
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                               4,745,803             5,559,252

NET ASSETS:
        Beginning of period                                                                        12,129,383             6,570,131
------------------------------------------------------------------------------------------------------------------------------------
        End of period                                                                            $ 16,875,186          $ 12,129,383
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED NET
    INVESTMENT INCOME, OR ACCUMULATED NET INVESTMENT LOSS)                                       $    (18,839)                 --
====================================================================================================================================


                                                                                                        Wanger Foreign Forty
                                                                                                   (Unaudited)
                                                                                             Six months ended            Year ended
INCREASE (DECREASE) IN NET ASSETS                                                              June  30, 2001     December 31, 2000
====================================================================================================================================
OPERATIONS:
        Net investment income (loss)                                                             $     14,024          $    (21,797)
        Net realized gain (loss) on investments and
          foreign currency transactions                                                            (1,214,375)              763,879
        Net change in unrealized appreciation (depreciation)
          of investments and foreign currency transactions                                         (1,736,534)           (1,795,255)
------------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets resulting from operations                            (2,936,885)           (1,053,173)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income                                                                         (20,439)               (3,779)
        Net realized gain                                                                          (1,311,408)             (402,719)
------------------------------------------------------------------------------------------------------------------------------------
        Total distributions to shareholders                                                        (1,331,847)             (406,498)

SHARE TRANSACTIONS:
        Subscriptions                                                                              24,383,425            15,240,646
        Reinvestment of dividends and capital gain distributions                                    1,331,847               406,498
        Redemptions                                                                               (19,780,280)           (4,518,005)
------------------------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets from Share Transactions                                          5,934,992            11,129,139
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                                                               1,666,260             9,669,468

NET ASSETS:
        Beginning of period                                                                        15,495,596             5,826,128
------------------------------------------------------------------------------------------------------------------------------------
        End of period                                                                            $ 17,161,856          $ 15,495,596
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED NET
    INVESTMENT INCOME, OR ACCUMULATED NET INVESTMENT LOSS)                                       $     13,924          $     20,339
====================================================================================================================================



See accompanying notes to financial statements.


                            PAGES 30-31    2 PAGE SPREAD

Wanger Advisors Trust      2001 Semiannual Report

WANGER U.S. SMALL CAP                               FINANCIAL HIGHLIGHTS

                                               (Unaudited)
                                         Six Months ended     Year ended   Year ended   Year ended   Year ended   Year ended
                                                 June 30,   December 31, December 31, December 31, December 31, December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2001           2000         1999         1998         1997         1996
============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $19.99         $24.88       $22.18       $21.46       $16.97       $11.60
----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                 (0.01)          0.02         0.03        (0.05)       (0.02)       (0.06)
   Net realized and unrealized gain (loss)
     on investments                                  3.06          (1.82)        4.79         1.93        4.90          5.46
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                  3.05          (1.80)        4.82         1.88         4.88         5.40
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                       (0.01)         (0.03)          --           --           --           --
   From net realized gain                           --             (3.06)       (2.12)       (1.16)       (0.39)       (0.03)
----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        (0.01)         (3.09)       (2.12)       (1.16)       (0.39)       (0.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $23.03         $19.99       $24.88       $22.18       $21.46       $16.97
============================================================================================================================
TOTAL RETURN (b)                                   15.29%(d)      (8.16%)      25.06%        8.68%       29.41%       46.59%
----------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
   Net Expenses                                     0.99%(c)(e)    1.00%(e)     1.02%(e)     1.02%(e)     1.06%(f)     1.21%(f)
   Net investment income (loss)                    (0.11%)(c)(e)   0.07%(e)     0.14%(e)    (0.25%)(e)   (0.10%)(f)   (0.41%)(f)
   Portfolio turnover rate                            22%(c)         36%          35%          34%          34%          46%
   Net assets at end of period (`000)            $481,577       $403,306     $390,709     $339,119     $270,866     $128,958




--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Annualized.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.04% and (0.08%)
     respectively, for the year ended December 31, 1997 and 1.19% and (0.39%) respectively, for the year ended December 31, 1996.


See accompanying notes to financial statements.

                                       32

Wanger Advisors Trust      2001 Semiannual Report

WANGER INTERNATIONAL SMALL CAP                      FINANCIAL HIGHLIGHTS

                                               (Unaudited)
                                         Six Months ended     Year ended   Year ended   Year ended   Year ended   Year ended
                                                 June 30,   December 31, December 31, December 31, December 31, December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2001           2000         1999         1998         1997         1996
============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $28.53         $43.67       $19.62       $17.05       $17.71       $13.45
----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                  0.05          (0.26)       (0.13)        0.03         0.02        (0.09)
   Net realized and unrealized gain (loss)
     on investments                                 (3.05)         (9.75)       24.52         2.76        (0.26)        4.38
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                 (3.00)        (10.01)       24.39         2.79        (0.24)        4.29
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                       --                --        (0.34)       (0.22)          --           --
   From net realized gain and unrealized
   gain reportable for federal income taxes         (8.03)         (5.13)          --           --        (0.42)       (0.03)
----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        (8.03)         (5.13)       (0.34)       (0.22)       (0.42)       (0.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $17.50         $28.53       $43.67       $19.62       $17.05       $17.71
============================================================================================================================
TOTAL RETURN (b)                                 (10.53)%(d)     (27.84%)     126.37%       16.33%       (1.46%)      32.01%
----------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
   Net Expenses                                     1.47%(c)(e)    1.41%(e)     1.49%(e)     1.55%(e)     1.60%(f)     1.79%(f)
   Net investment income (loss)                     0.49%(c)(e)   (0.68%)(e)   (0.49%)(e)    0.16%(e)     0.12%(f)    (0.56%)(f)
   Portfolio turnover rate                            61%(c)         67%          75%          56%          60%          50%
   Net assets at end of period (`000)            $258,331       $271,675     $311,331     $141,253     $120,660      $84,855




--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Annualized.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.59% and 0.13%, respectively, for the year ended December 31, 1997 and 1.75% and (0.52%), respectively, for the year ended December 31, 1996.


See accompanying notes to financial statements.

                                       33

Wanger Advisors Trust      2001 Semiannual Report

WANGER TWENTY                                       FINANCIAL HIGHLIGHTS

                                               (Unaudited)                     February 1,
                                         Six Months ended     Year ended      1999 through
                                                 June 30,   December 31,      December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2001           2000              1999
==================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $14.08         $13.43            $10.00
------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a)                          (0.02)         (0.03)            (0.08)
   Net realized and unrealized gain on investments   0.52           1.23              3.51
--------------------------------------------------------------------------------------------------
   Total from investment operations                  0.50           1.20              3.43
--------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                          --             --                --
   From net realized gain                              --          (0.55)               --
--------------------------------------------------------------------------------------------------
Total distributions declared to shareholders           --          (0.55)               --
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $14.58         $14.08            $13.43
==================================================================================================
TOTAL RETURN (b)                                    3.55%(e)       9.45%(c)          34.30%(c)(e)
--------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
   Net Expenses                                     1.35%(d)(f)    1.39%(g)           1.41%(d)(g)
   Net investment loss (d)                         (0.27%)(d)(f)  (0.24%)(g)         (0.77%)(d)(g)
   Reimbursement                                       --          0.21%              0.71%
   Portfolio turnover rate                            69%(d)         86%               113%(d)
   Net assets at end of period (`000)             $16,875        $12,129             $6,570




--------------------------------------------------------------------------------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  Annualized.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively for the year ended December 31, 2000 and 1.35% and (0.71%), respectively the period ended December 31, 1999.


See accompanying notes to financial statements.

                                       34


Wanger Advisors Trust      2001 Semiannual Report


WANGER FOREIGN FORTY                                FINANCIAL HIGHLIGHTS

                                               (Unaudited)                      February 1,
                                         Six Months ended     Year ended       1999 through
                                                 June 30,   December 31,       December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2001           2000               1999
==================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD               $17.29         $18.39             $10.00
--------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                  0.01          (0.04)             (0.01)
   Net realized and unrealized gain (loss)
     on investments                                 (2.95)         (0.10)              8.40
--------------------------------------------------------------------------------------------------
   Total from investment operations                 (2.94)         (0.14)              8.39
--------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
   From net investment income                       (0.02)         (0.01)                --
   From net realized gain                           (1.14)         (0.95)                --
--------------------------------------------------------------------------------------------------
Total distributions Declared to Shareholders        (1.16)         (0.96)                --
--------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $13.19         $17.29             $18.39
==================================================================================================
TOTAL RETURN (b)                                  (16.84%)(e)     (1.58%)(c)         83.90%(c)(e)
--------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
   Net Expenses                                     1.45%(d)(f)    1.45%(f)           1.59%(d)(g)
   Net investment income (loss)(d)                  0.17%(d)(f)   (0.20%)(f)         (0.10%)(d)(g)
   Reimbursement                                       --          0.23%              1.86%
   Portfolio turnover rate                            78%(d)         96%                91%(d)
   Net assets at end of period (`000)             $17,162        $15,496             $5,826



--------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d)  Annualized.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively for the period ended December 31, 1999.



See accompanying notes to financial statements.


                                       35

Wanger Advisors Trust      2001 Semiannual Report


NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. NATURE OF OPERATIONS
Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.
   Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.
   The Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:
                                                   WANGER         WANGER
                                            INTERNATIONAL        FOREIGN
                                                SMALL CAP          FORTY
                                            -------------        -------
Cumulative unrealized appreciation
  on PFIC's recognized in prior years
  at December 31, 1999                                 --         $5,826
Unrealized appreciation on PFIC's
  recognized for federal income tax
  purposes during 2000                         $1,766,924          6,372
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2000               --         (1,813)
                                               ----------        -------
Cumulative unrealized appreciation on
  PFIC's recognized at December 31, 2000       $1,766,924        $10,835
                                               ==========        =======

Wanger Advisors Trust      2001 Semiannual Report

NOTES TO FINANCIAL STATEMENTS (unaudited)

   Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

3. TRANSACTIONS WITH AFFILIATES
The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("LWAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of each Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
   For the first $100 million     1.00%
   Next $150 million               .95%
   In excess of $250 million       .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million     1.30%
   Next $150 million              1.20%
   In excess of $250 million      1.10%

WANGER TWENTY
On average daily net assets        .95%

WANGER FOREIGN FORTY
On average daily net assets       1.00%

   The investment advisory agreement also provides that LWAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. These amounts are as follows:

                                   Six Months ended
                                      June 30, 2001
Wanger U.S. Small Cap                         2.00%
Wanger International Small Cap                1.90%
Wanger Twenty                                 1.35%
Wanger Foreign Forty                          1.45%

The Funds did not exceed the ordinary operating expense percentages.

   Certain officers and trustees of the Trust are also officers of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with LWAM. The Fund's trustees' fees and expenses for trustees not affiliated with LWAM are as follows:

                                   Six Months ended
                                      June 30, 2001
Wanger U.S. Small Cap                       $22,421
Wanger International Small Cap               18,251
Wanger Twenty                                   717
Wanger Foreign Forty                            542


   Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust and is a wholly owned indirect subsidiary of Liberty Financial Companies and receives no compensation for its services.

During the six months ended June 30, 2001, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

FUNDS                      PURCHASES         SALES
--------------------------------------------------------------------------------
in thousands
Wanger USA                        --          $242
Wanger Small Cap Fund             --            22
Wanger Twenty Fund                --            22

4. BORROWING ARRANGEMENTS
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the six months ended June 30, 2001.

5. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP     Six months ended            Year ended
                             June 30, 2001     December 31, 2000

Shares sold                      2,090,900             4,316,917
Shares issued in reinvestment
   of dividend and capital gain
   distributions                     9,763             2,321,981
----------------------------------------------------------------
                                 2,100,663             6,638,898
Less shares redeemed             1,366,054             2,169,780
----------------------------------------------------------------
Net increase in
   shares outstanding              734,609             4,469,118
----------------------------------------------------------------

WANGER INTERNATIONAL
SMALL CAP                 Six months ended            Year ended
                             June 30, 2001     December 31, 2000

Shares sold                      9,791,119             7,990,696
Shares issued in reinvestment
   of capital gain
   distributions                 4,496,664               797,188
----------------------------------------------------------------
                                14,287,783             8,787,884
Less shares redeemed             9,044,295             6,394,060
----------------------------------------------------------------
Net increase in
  shares outstanding             5,243,488             2,393,824

Wanger Advisor Trust       2001 Semiannual Report

NOTES TO FINANCIAL STATEMENTS (unaudited)

WANGER TWENTY             Six months ended            Year ended
                             June 30, 2001     December 31, 2000

Shares sold                        383,950               559,378
Shares issued in reinvestment
   of capital gain
   distributions                        --                23,417
----------------------------------------------------------------
                                   383,950               582,795
Less shares redeemed                87,794               210,620
----------------------------------------------------------------
Net increase in
  shares outstanding               296,156               372,175


WANGER FOREIGN FORTY      Six months ended            Year ended
                             June 30, 2001     December 31, 2000

Shares sold                      1,711,376               797,617
Shares issued in reinvestment
   of dividend and capital gain
   distributions                   103,485                19,780
----------------------------------------------------------------
                                 1,814,861               817,397
Less shares redeemed             1,410,166               237,976
----------------------------------------------------------------
Net increase in
   shares outstanding              404,695               579,421


6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2001 were:


--------------------------------------------------------------------------------
                          WANGER U.S.          WANGER      WANGER         WANGER
                            SMALL CAP   INTERNATIONAL      TWENTY  FOREIGN FORTY
                                            SMALL CAP

PURCHASES                 $58,093,994     $73,782,100  $7,931,285     $9,296,463
SALES                      44,191,911      73,055,459   4,846,597      5,825,869

7. CAPITAL LOSS CARRYFORWARDS
At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                         Year of       Capital Loss
                         Expiration    Carryforward
Wanger U.S. Small Cap    2008          $7,246,000
Wanger Twenty            2008            $625,000

Wanger Advisor Trust       2001 Semiannual Report

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                                       39

LOGO: Squirrel    WANGER ADVISORS TRUST


TRUSTEES
Fred D. Hasselbring
P. Michael Phelps
Ralph Wanger
Patricia H. Werhane

OFFICERS
Ralph Wanger
President

Charles P. McQuaid
Senior Vice President

Marcel P. Houtzager
Vice President

Robert A. Mohn
Vice President

Leah J. Zell
Vice President

John H. Park
Vice President

Bruce H. Lauer
Vice President,
Treasurer and
Secretary

Kenneth A. Kalina
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

Diane M. Dustin
Assistant Secretary

Maureen E. Dustin
Assistant Secretary

Kevin S. Jacobs
Assistant Secretary

Vincent P. Pietropaolo
Assistant Secretary



TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND CUSTODIAN
Liberty Funds Services, Inc.
P.O. Box 1722
Boston, Massachusetts
02105-1722

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

WANGER ADVISORS TRUST




8/01